SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Recon Capital Series Trust

(Name of Registrant as Specified in Its Charter)

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Dear Shareholder:

We are writing to follow-up on proxy materials that were previously mailed to you regarding the Special Meeting of Shareholders for the Recon Capital Series Trust and to notify you that the Special Meeting has been adjourned to January 27, 2017. Our records indicate that we have not received your vote. We urge you to vote as soon as possible so we can obtain a sufficient number of votes to hold the meeting. By voting now you will help save on the cost of additional mailings and calls to shareholders.

Please Vote Today!

You may not think your vote is important, but your participation is critical to passing all proposals. By voting now, your prompt attention will also help eliminate additional mailings and calls to shareholders. Please vote today!

The Board of Trustees recommends a vote "FOR" each of the proposals as detailed in your Notice of Special Meeting of Shareholders and Proxy Statement. A copy of the Notice/Proxy Statement is available by calling the toll free number shown below.

1-800-347-4826

PLEASE NOTE: You may not be aware that you are a shareholder in one of the Recon Capital Series Trust Funds, but our records show that you were as of December 1, 2016. Even if you no longer are a shareholder, your vote still counts.

Your vote is needed immediately! Please vote now to be sure your vote is received in time for the January 27, 2017 Special Meeting of Shareholders.

Voting takes only a few minutes. Thank you for your participation in this important matter.

Your Fund has made it very easy for you to vote. Choose one of the following methods:

•   Speak to a live proxy specialist by calling 1-800-347-4826. We can answer your questions and record your vote. (Open: M-F 9am – 10pm, Sat 11am – 5pm ET)

•   Log on to the website noted on the enclosed proxy card, enter your control number printed on the card, and vote by following the on-screen prompts.

•   Call the phone number on your card, enter the control number printed on the card, and follow the touchtone prompts.

•   Mail in your signed card in the postage-paid envelope provided.

On or about January 5, 2017, Recon Capital Series Trust began using the following script in connection with the solicitation of proxies for its January 2017 special meeting of shareholders, as adjourned:

Good (morning, afternoon, evening), my name is (AGENT’S FULL NAME).

May I please speak with (SHAREHOLDER’S FULL NAME)?

(Re-Greet If Necessary)

I am calling on a recorded line regarding your current investment with the Recon Capital Series Trust.

The Special Meeting of Shareholders that was scheduled to take place on January 5, 2017 has been adjourned to January 27, 2017 due to a lack of shareholder participation. As a convenience, I can record your vote by phone. The Board of Trustees recommends a vote “FOR” each proposal.

Would you like to vote along with the Board’s recommendation?

(Pause For Response)

(Review Voting Options with Shareholder If Necessary)

If we identify any additional accounts you own with the Recon Capital Series Trust before the meetings takes place, would you like to vote those accounts in the same manner as well?

(Pause For Response)

*Confirmation – I am recording your (Recap Voting Instructions).

For confirmation purposes:

•	Please state your full name. (Pause)
•	According to our records, you reside in (city, state, zip code). (Pause)
•	To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)

Thank you.  You will receive written confirmation of this vote within 3 to 5 business days.  Upon receipt, please review and retain for your records.  If you should have any questions please call the toll free number listed on the confirmation.  Mr. /Ms. ___________, your vote is important and your time is greatly appreciated.  Thank you and have a good (morning, afternoon, evening.)

RECON CAPITAL SERIES TRUST	FOR IMMEDIATE RELEASE

Recon Capital Series Trust Announces Adjournment of Special Shareholder Meeting

STAMFORD, CT, January 5, 2017 – The special meeting of shareholders of Recon Capital Series Trust and its series BullMark LatAm Select Leaders ETF, Recon Capital DAX Germany ETF, Recon Capital NASDAQ 100 Covered Call ETF and Recon Capital USA Managed Risk ETF (each a “Fund and together the Funds”), each an exchange-traded index fund, has been adjourned in order to allow shareholders additional time to vote on: (i) the approval of a new investment advisory agreement between the Trust, on behalf of each Fund, and Recon Capital Advisors, LLC; and (ii) the election of a previously appointed Trustee to the Trust’s Board of Trustees. The shareholder meeting for the Trust and the Funds will reconvene on January 27, 2017 at 10:00 a.m. EST at the offices of Thompson Hine LLP, 335 Madison Avenue, New York, New York 10017-4611. During the pendency of the adjourned meeting, shareholders holding shares as of the record date of December 1, 2016, who have not yet voted are encouraged to vote on the applicable proposals.

In connection with the solicitation of proxies to approve the proposal described above, the Trust and the Funds have filed a proxy statement. Because the proxy statement contains important information, the shareholders are urged to read the proxy statement and accompanying materials carefully. The shareholders are also able to obtain copies of these documents by calling 1-800-347-4826. Representatives are available Monday through Friday 9 a.m. to 10 p.m., Eastern Time to answer your questions about the proxy material or about how to how to cast your vote. You may also receive a telephone call reminding you to vote your shares.

The proxy statement is also available free of charge at the website of the Securities and Exchange Commission, www.sec.gov. The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Funds, nor is it a solicitation of any proxy. There can be no assurance that the necessary percentage of the shareholders of the Funds will vote to approve the proposals.

Important Information

You should consider a Fund’s investment objectives, risks, and charges and expenses carefully before investing. Contact Recon Capital Advisors at 1-844-RC-FUNDS/1-844-723-8637 or visit www.ReconFunds.com to obtain a prospectus which contains this and other information about the Funds. The prospectus should be read carefully before investing. Shares are bought and sold at market price (not NAV), are not individually redeemable, and owners of the Shares may acquire those Shares from the Funds and tender those shares for redemption to the Funds in Creation Unit aggregations only, consisting of 50,000 Shares. Investing in the Funds involves risk, including possible loss of principal.

The Funds’ shares are distributed by Foreside Distributors LLC, which is not affiliated with Recon Capital Advisors, LLC or any of its affiliates.